                                                                  [Pioneer logo]

Pioneer International
Growth Fund

---------------------------
SEMIANNUAL REPORT 5/31/99
---------------------------

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    17

Notes to Financial Statements                                           24

Report of Independent Public Accountants                                31

Trustees, Officers and Service Providers                                32

The Pioneer Family of Mutual Funds                                      33

Retirement Plans From Pioneer                                           34

Programs and Services for Pioneer Shareowners                           36

Pioneer International Growth Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer International Growth Fund covering the six months ended May 31, 1999. Thank you for your investment with Pioneer and this opportunity to speak to you briefly about the international investing environment.

The international investing landscape continued to shift as the more established markets of Europe slipped into economic malaise while the emerging markets of Asia showed real promise of a recovery. For Europe, there are positive signs on the horizon. Recent events involving mergers and acquisitions on the continent as well as strong cost-cutting measures by companies throughout the region are proving to the world that European companies are getting serious about market competitiveness and shareholder value. The resurgent Asian markets such as Singapore, Taiwan and South Korea - which reported positive economic numbers for the first quarter of 1999 - could mean greater demand for European goods and services. Investing in international markets - especially emerging markets - comes with special risks and volatility, but we believe, with the proper discipline, the international marketplace holds promise for investors in the coming years.

Of course extracting the potential reward from overseas investments, which can be inherently more risky, takes hard work. It requires time and experience. Nowhere are the fundamentals of long-term investing more important than overseas. At Pioneer, we invest from the ground up. It means talking face to face with management - wherever they live and work - to garner concrete facts, facts that tell us about a company's balance sheet, management's commitment to excellence and any competitive edge the company might have. These are the key elements that define a successful company over time and, we believe, a successful investment as well.

I encourage you to read on and learn more about Pioneer International Growth Fund. If you have any questions about your Fund, please contact your investment professional, or call Pioneer at 1-800-225-6292.



Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY  5/31/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[pie chart]

International Common Stocks 94%
Depositary Receipts for International Stocks 4%
International Preferred Stocks 1%
Convertible Corporate Bonds 1%

[end pie chart]

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[bar chart]

  United Kingdom 21.4%             Israel 1.2%

  Japan 18.6%                      Brazil 1.2%

  France 11.3%                     Argentina 1.1%

  Germany 9.6%                     Hong Kong 1.0%

  Switzerland 6.5%                 Mexico 1.0%

  Italy 4.7%                       Malaysia 0.8%

  Finland 4.2%                     New Zealand 0.7%

  Netherlands 4.2%                 Taiwan 0.6%

  Australia 3.8%                   South Korea 0.5%

  Spain 3.3%                       Sweden 0.5%

  Singapore 2.1%                   Indonesia 0.3%

  India 1.3%                       Philippines 0.1%



10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)
--------------------------------------------------------------------------------

  1.  Kao Corp.                  1.76%        6.  Vodafone Group Plc     1.50%
--------------------------------------------------------------------------------
  2.  NTT Mobile Communications               7.  United Pan-Europe
      Network, Inc.              1.72             Communications NV      1.47
--------------------------------------------------------------------------------
  3.  Rohm Co., Ltd.             1.68         8.  Hoechst AG             1.43
--------------------------------------------------------------------------------
  4.  Shohkoh Fund               1.67         9.  Nokia AB               1.40
--------------------------------------------------------------------------------
  5.  Telefonica SA              1.63        10.  Elf Aquitaine SA       1.39
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE  5/31/99                                     CLASS A SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99       11/30/98
                             $17.45        $17.14

Distributions per Share      Income        Short-Term       Long-Term
(11/30/98 - 5/31/99)         Dividends     Capital Gains    Capital Gains
                             $0.195              -                -

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


---------------------------------------
Average Annual Total Returns
(As of May 31, 1999)

             Net Asset  Public Offering
Period         Value        Price*

Life-of-Fund  10.07%         9.02%
 (3/25/93)
 5 Years       2.86          1.65
 1 Year      -13.98%       -18.94%
---------------------------------------

*   Reflects deduction of the maximum
    5.75% sales charge at the beginning
    of the period and assumes reinvestment
    of distributions at net asset value.


[mountain chart]

Growth of $10,000+
                              Pioneer International   MSCI EAFE
                                   Growth Fund*        Index
--------------------------------------------------------------------------------
3/31/93                                9,425           10,000
--------------------------------------------------------------------------------
5/31/93                               10,170           11,180
--------------------------------------------------------------------------------
                                      13,134           11,040
--------------------------------------------------------------------------------
5/31/94                               14,807           12,696
--------------------------------------------------------------------------------
                                      14,451           12,676
--------------------------------------------------------------------------------
5/31/96                               17,153           14,745
--------------------------------------------------------------------------------
                                      16,713           15,243
--------------------------------------------------------------------------------
5/31/97                               18,635           15,858
--------------------------------------------------------------------------------
                                      18,263           15,180
--------------------------------------------------------------------------------
5/31/98                               19,821           17,617
--------------------------------------------------------------------------------
                                      16,556           17,673
--------------------------------------------------------------------------------
5/31/99                               17,051           18,381
--------------------------------------------------------------------------------



+ Index comparison begins March 31, 1993. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE  5/31/99                                     CLASS B SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    5/31/99       11/30/98
                             $17.03        $16.63

Distributions per Share      Income        Short-Term        Long-Term
(11/30/98 - 5/31/99)         Dividends     Capital Gains     Capital Gains
                             $0.010             -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


--------------------------------
Average Annual Total Returns
(As of May 31, 1999)

               If        If
Period        Held   Redeemed*
Life-of-Fund  2.87%     2.73%
(4/4/94)
5 Years       2.02      1.87
1 Year      -14.76%   -18.15%
--------------------------------


*   Reflects deduction of the maximum
    applicable contingent deferred sales
    charge (CDSC) at the end of the
    period and assumes reinvestment
    of distributions. The maximum CDSC
    of 4% declines over six years.

[mountain chart]
Growth of $10,000+

                              Pioneer International   MSCI EAFE
                                   Growth Fund*        Index
--------------------------------------------------------------------------------
4/30/94                                10,000           10,000
--------------------------------------------------------------------------------
5/94                                   10,087            9,943
--------------------------------------------------------------------------------
                                        9,803            9,927
--------------------------------------------------------------------------------
5/95                                    9,388           10,433
--------------------------------------------------------------------------------
                                       10,102           10,680
--------------------------------------------------------------------------------
5/96                                   11,506           11,548
--------------------------------------------------------------------------------
                                       11,157           11,937
--------------------------------------------------------------------------------
5/97                                   12,396           12,419
--------------------------------------------------------------------------------
                                       12,099           11,888
--------------------------------------------------------------------------------
5/98                                   13,076           13,796
--------------------------------------------------------------------------------
                                       14,089           13,709
--------------------------------------------------------------------------------
5/99                                   11,068           14,395
--------------------------------------------------------------------------------


+ Index comparison begins April 30, 1994. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE  5/31/99                                     CLASS C SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                    5/31/99       11/30/98
                             $16.93        $16.53

Distributions per Share      Income        Short-Term        Long-Term
(11/30/98 - 5/31/99)         Dividends     Capital Gains     Capital Gains
                             $0.013             -                 -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer International Growth Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) EAFE Index.


--------------------------------
Average Annual Total Returns
(As of May 31, 1999)

              If        If
Period       Held    Redeemed*

Life-of-Fund  0.98%     0.98%
(1/31/96)
1 Year      -14.35%   -14.35%
--------------------------------


*  Assumes reinvestment of distributions.
   The 1% contingent deferred sales charge
   (CDSC) applies to investments sold within one year of purchase.

[mountain chart]

                              Pioneer International   MSCI EAFE
                                   Growth Fund*        Index
--------------------------------------------------------------------------------
1/96                                   10,000           10,000
--------------------------------------------------------------------------------
                                       10,076           10,034
--------------------------------------------------------------------------------
5/96                                   10,588           10,351
--------------------------------------------------------------------------------
                                       10,023           10,127
--------------------------------------------------------------------------------
11/96                                  10,275           10,700
--------------------------------------------------------------------------------
                                       10,998           10,359
--------------------------------------------------------------------------------
5/97                                   11,420           11,132
--------------------------------------------------------------------------------
                                       11,702           11,044
--------------------------------------------------------------------------------
11/97                                  11,143           10,656
--------------------------------------------------------------------------------
                                       12,353           11,962
--------------------------------------------------------------------------------
5/98                                   12,061           12,367
--------------------------------------------------------------------------------
                                        9,067           11,027
--------------------------------------------------------------------------------
11/98                                  10,079           12,406
--------------------------------------------------------------------------------
                                        9,812           12,551
--------------------------------------------------------------------------------
5/99                                   10,331           12,903
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION  5/31/99
--------------------------------------------------------------------------------



The performance of international markets improved during the six months ended May 31, 1999 - helped in large part by Japan, Asia and Latin America. However, investors remain somewhat cautious, as memories of last autumn's market correction still linger. This attitude is steering investors toward larger, more well-established companies offshore. Following is an interview with Pavlos M. Alexandrakis, Senior Vice-President and the Fund's portfolio manager. He discusses the turnaround in many overseas markets and its impact on his repositioning of the Fund's portfolio.

Q:  How did the Fund perform during the six months ended May 31?

A: While the Fund performed well in the latter months of the period, it underperformed across the full period generating total returns of 2.99% for Class A shares, 2.47% for Class B shares and 2.50% for Class C shares, all at net asset value. An increased exposure to the United Kingdom and Japan helped performance, but the Fund's reduced weighting in emerging markets limited its participation in the rally. The 593 international funds tracked by Lipper, Inc. returned an average of 4.98% for the same period. (Lipper is an independent firm that measures mutual fund performance.) The Fund's comparative benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index rose 4.01%.

Q:  Have you completed the Fund's repositioning?

A: It's fair to say that the bulk of our repositioning effort is complete, although we would always expect to fine-tune the portfolio in response to changing market conditions. Increasing large European and Japanese holdings and reducing smaller company and emerging market investments lowered the Fund's risk profile and should help protect its net asset value in periods of declining markets. However, this strategy may limit upside potential. We believe it is constructive given recent volatility and the inherent risks associated with international investing, including currency fluctuations and political and economic uncertainties.

Q:  Can the turnaround in the Pacific Rim be considered a full recovery?

A: Southeast Asia has been on the mend for several months now, and stock prices have risen dramatically. However, a full recovery will take

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    some time. The region's businesses must continue to restructure and reduce their debt to compete effectively in the world economy. In addition, China's economic stability is in question. Major difficulties there could choke the region's fragile recovery.

    In Japan, now the second largest weighting in the Fund, Investors are applauding the government's efforts to reform its banking system and stimulate consumer demand. These new growth initiatives are having a positive effect on stock prices. In addition to increasing the size of existing holdings such as Sankyo, we bought Softbank, a local internet company, and Oriental Land, which operates Disney World in Japan.

    In Australia, low inflation, strong domestic demand and falling unemployment are contributing to rising stock prices. Fund holding News Corp., Rupert Murdoch's multimedia conglomerate, is producing and distributing some of the most successful TV and movie entertainment - including NYPD Blue, Titanic and the newest Star Wars episode. We also bought WMC, one of the world's lowest-cost producers of nickel and aluminum. During the two years since the onset of the emerging market crisis, commodity exporters have seen prices of raw materials drop precipitously, but we believe a strong rebound may be near. Historically, commodity prices have moved upward sharply into a recovery.

Q:  Why have European stocks been so lackluster?

A: Actually, there were a few bright spots across Europe - Sweden roughly matched the performance of the Standard & Poor's 500 Index in local currency while the United Kingdom outperformed. However, when the effect of the euro is factored in for participating countries, the whole of Europe tells another story. The euro has declined almost 12% against the U.S. dollar since its introduction in January, although this situation is helping European exporters somewhat, including Fund holdings Siemens (Germany) and Philips Electronics (Netherlands).

    Continental Europe's growth remains sluggish. Germany's economy in particular suffered disproportionately as a result of the emerging markets crisis, but there has been good news of late. Economic output rose faster than expected in the first quarter of this year.

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION  5/31/99                             (continued)
--------------------------------------------------------------------------------


    Falling interest rates, job growth and consumer confidence should become a driving force for further economic recovery throughout Europe next year.

Q:  Are you finding opportunities in Europe?

A: Holdings in the United Kingdom nearly doubled to 21% of equity assets. These stocks are benefiting from several positive factors - falling interest rates in particular. The Bank of England has dropped short-term interest rates seven times since September, and more cuts may be in store. The lower rates have already brought improvements in the housing, retailing and service sectors.

    We've also found several promising restructuring candidates in Europe that we think offer tremendous value. These companies are taking steps to improve returns and boost global competitiveness by merging, spinning off unprofitable subsidiaries or reducing costs. Barclays (U.K.), Elf Aquitaine (France) and Hoechst (Germany) all fit this profile.

Q: In light of Brazil's recent positive economic news, are you feeling more confident about Latin America?

A: We are more comfortable with prospects around the region, especially given the relatively calm reception of Brazil's currency devaluation. While it's too soon to tell if Brazil will avert a severe recession, recent reports of falling inflation and gross domestic product have been more upbeat than analysts' and government estimates. Overall, we are cautiously optimistic and slightly increased positions in Brazil, Argentina and Mexico.

Q:  What's in store for the balance of 1999?

A: If emerging markets remain strong, investors are likely to remain interested. However, in the aftermath of recent stellar gains, we would not be surprised to see profit-taking break the momentum of Southeast Asia's rally in the second half of 1999. In Europe, we expect to see signs of a full-fledged economic recovery later this year. In the meantime, the ability of the United States to maintain its economic growth will be a decisive factor in the continued improvement of international stock prices and your Fund's holdings.

Pioneer International Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  5/31/99
--------------------------------------------------------------------------------


   Principal
    Amount                                                                 Value

               CONVERTIBLE CORPORATE BOND - 1.0%
  $2,500,000   Finlayson Global Corp., Ltd., 0.00%,
                 2/19/04 (144A)*                                    $  3,137,500
                                                                    ------------
               TOTAL CONVERTIBLE CORPORATE BOND
               (Cost $2,531,717)                                    $  3,137,500
                                                                    ------------
    Shares
               PREFERRED STOCKS - 1.9%
     361,173   News Corp. Ltd.                                      $  2,758,566
      15,500   Telecomunicacoes Brasileiras (A.D.R.)*                  1,294,250
      77,100   Tele Sudeste Celular Participacoes SA (A.D.R.)*         1,879,312
                                                                    ------------
               TOTAL PREFERRED STOCKS
               (Cost $5,485,735)                                    $  5,932,128
                                                                    ------------

               COMMON STOCKS - 97.1%
               Basic Materials - 6.0%
               Chemicals - 1.0%
      80,000   BASF AG                                              $  3,111,266
                                                                    ------------
               Chemicals (Diversified) - 2.3%
     100,000   Hoechst AG                                           $  4,452,114
     700,000   WMC Ltd.                                                2,597,321
                                                                    ------------
                                                                    $  7,049,435
                                                                    ------------
               Chemicals (Specialty) - 0.0%
         100   Reliance Industries Ltd.                             $        360
                                                                    ------------
               Containers & Packaging (Paper) - 1.6%
     380,000   Cemex SA de CV (Series B)                             $  1,697,087
       5,150   Forbo Holdings AG                                       2,105,754
       1,000   Holderbank Financiere Glarus AG (Bearer Shares)         1,188,054
                                                                    ------------
                                                                    $  4,990,895
                                                                    ------------
               Paper & Forest Products - 1.1%
     119,000   Kymmene OY                                           $  3,492,720
                                                                    ------------
               Total Basic Materials                                $ 18,644,676
                                                                    ------------
               Capital Goods - 10.0%
               Aerospace/Defense - 1.9%
     500,000   British Aerospace Plc                                $  3,298,840
      80,000   Thomson CSF                                             2,574,093
                                                                    ------------
                                                                    $  5,872,933
                                                                    ------------
               Electrical Equipment - 1.1%
       2,500   ABB AG*                                              $  3,537,666
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  5/31/99                                     (continued)
--------------------------------------------------------------------------------

     Shares                                                                     Value

               Engineering & Construction - 1.5%
      42,000   IHC Caland NV                                             $  1,653,121
      19,200   Suez Lyonnaise des Eaux                                      3,180,999
         100   Unitech Ltd.                                                        89
                                                                         ------------
                                                                         $  4,834,209
                                                                         ------------
               Machinery (Diversified) - 1.0%
     400,000   Invensys Plc                                              $  1,799,440
     131,000   Valmet Corp.                                                 1,338,554
                                                                         ------------
                                                                         $  3,137,994
                                                                         ------------
               Manufacturing (Diversified) - 1.2%
      27,000   Mannesmann AG                                             $  3,687,852
                                                                         ------------
               Office Equipment & Supplies - 2.2%
     140,000   Canon, Inc.                                               $  3,533,013
      60,000   Societe BIC SA                                               3,443,872
                                                                         ------------
                                                                         $  6,976,885
                                                                         ------------
               Trucks & Parts - 1.1%
      40,000   Valeo                                                     $  3,265,578
                                                                         ------------
               Total Capital Goods                                       $ 31,313,117
                                                                         ------------

               Communication Services - 12.8%
               Cellular/Wireless Telecommunications - 4.0%
          98   NTT Mobile Communications Network, Inc.*                  $  5,359,755
     185,000   Orange Plc*                                                  2,547,117
     245,000   Vodafone Group Plc                                           4,671,654
                                                                         ------------
                                                                         $ 12,578,526
                                                                         ------------
               Telecommunications (Long Distance) - 1.2%
     180,000   Cable & Wireless Optus Ltd.                               $  2,200,669
     350,000   Telecom Corp. of New Zealand                                 1,511,774
                                                                         ------------
                                                                         $  3,712,443
                                                                         ------------
               Telephone - 7.6%
     250,000   British Telecom Plc                                       $  4,170,118
         400   Mahanager Telephone Nigam Ltd.                                   1,595
       8,600   Swisscom AG*                                                 3,094,436
     402,488   Telecom Italia SpA                                           4,146,181
     740,000   Telecom Italia SpA Di Risp                                   4,019,831
     105,909   Telefonica SA*                                               5,077,338
       2,118   Telefonica SA (New Shares)*                                    100,748


10  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                     Value

               Telephone (continued)
     102,000   Telekomunikasi Indonesia (A.D.R.)                         $    949,875
     181,900   Videsh Sanchar Nigam Ltd. (G.D.R.)                           2,069,113
                                                                         $ 23,629,235
                                                                         ------------
               Total Communication Services                              $ 39,920,204
                                                                         ------------

               Consumer Cyclicals - 11.3%
               Automobiles - 2.9%
       5,000   Bayerische Motoren Werke AG                               $  3,200,934
      30,592   DaimlerChrysler AG                                           2,639,455
      80,000   Renault SA                                                   3,107,096
                                                                         ------------
                                                                         $  8,947,485
                                                                         ------------
               Building Materials - 0.6%
     310,154   Williams Plc                                              $  1,815,197
                                                                         ------------
               Distributors (Durables) - 1.1%
     200,000   Buhrmann NV                                               $  3,336,479
                                                                         ------------
               Household Furnishings & Appliances - 2.6%
     220,000   Fisher & Paykel Industries Ltd.                           $    706,209
      19,700   Ryohin Keikaku Ltd.                                          3,877,735
      37,000   Sony Corp.                                                   3,477,743
                                                                         ------------
                                                                         $  8,061,687
                                                                         ------------
               Hardware & Tools - 1.1%
     311,000   Makita Corp.                                              $  3,386,364
                                                                         ------------
               Leisure Time (Products) - 0.3%
     500,000   Berjaya Sports Toto Bhd.                                  $  1,046,053
                                                                         ------------
               Publishing (Newspapers) - 0.9%
     400,000   Reed International Plc                                    $  2,916,279
                                                                         ------------
               Services (Commercial & Consumer) - 1.5%
     326,000   Rentokil Initial Plc                                      $  1,291,551
      45,818   Vivendi                                                      3,391,806
                                                                         ------------
                                                                         $  4,683,357
                                                                         ------------
               Textiles (Apparel) - 0.3%
         800   Hugo Boss AG                                              $  1,009,285
                                                                         ------------
               Total Consumer Cyclicals                                  $ 35,202,186

               Consumer Staples - 6.6%
               Beverages (Non-Alcoholic) - 0.5%
     240,000   Cadbury Schweppes Plc                                     $  1,630,552
                                                                         ------------


  The accompanyong notes are an integral part of these financial statements.  11

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  5/31/99                                     (continued)
--------------------------------------------------------------------------------


    Shares                                                                      Value

               Broadcasting (Cable/Television/Radio) - 1.9%
      35,000   Grupo Televisa SA (G.D.R.)*                               $  1,463,438
      75,000   United Pan-Europe Communications NV*                         4,594,175
                                                                         ------------
                                                                         $  6,057,613
                                                                         ------------
               Entertainment - 0.7%
      35,000   Oriental Land Company Ltd.                                $  2,018,451
                                                                         ------------
               Foods - 1.7%
       8,000   Groupe Danone                                             $  2,202,076
   2,731,250   JGSummit Holding, Inc.+*                                       228,262
     450,000   Tate & Lyle Plc                                              2,956,338
                                                                         ------------
                                                                         $  5,386,676
                                                                         ------------
               Household Products (Non-Durables) - 1.8%
     200,000   Kao Corp.                                                 $  5,493,960
                                                                         ------------
               Total Consumer Staples                                    $ 20,587,252
                                                                         ------------

               Energy - 4.6%
               Oil (International Integrated) - 2.9%
      30,000   Elf Aquitaine SA                                          $  4,341,593
     700,000   Fortum Oyj                                                   3,773,349
     150,000   Shell Transport & Trading Co.                                1,069,641
                                                                         ------------
                                                                         $  9,184,583
                                                                         ------------
               Oil & Gas (Domestic Integrated) - 1.1%
      80,000   YPF SA (Class D)(A.D.R.)                                  $  3,370,000
                                                                         ------------
               Oil & Gas (Refining & Marketing) - 0.6%
     105,000   Repsol SA (L Shares)                                      $  1,900,542
                                                                         ------------
               Total Energy                                              $ 14,455,125
                                                                         ------------

               Financial - 20.5%
               Banks (Major Regional) - 6.1%
     296,000   Australia & New Zealand Banking Ltd.                      $  2,150,378
      96,000   Banca Popolare di Brescia                                    3,788,571
     365,000   Banca Popolare di Milano                                     2,835,225
     159,340   Banco de Santander SA                                        3,322,716
      21,000   Deutsche Pfandbriefbank AG                                   1,817,338
     154,000   Development Bank of Singapore Ltd.                           1,590,946
      60,000   Housing & Commercial Bank, Korea*                            1,644,390
      41,000   Svenska Handelbanken                                         1,480,601
      19,000   Uniao de Bancos Brasileiros SA (G.D.R.)                        428,688
                                                                         ------------
                                                                         $ 19,058,853
                                                                         ------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                     Value

               Banks (Money Center) - 2.1%
      97,000   Barclays Plc                                              $  2,945,361
     180,000   Royal Bank of Scotland Group                                 3,828,472
                                                                         ------------
                                                                         $  6,773,833
                                                                         ------------
               Banks (Regional) - 0.8%
     190,000   Halifax Plc                                               $  2,453,840
                                                                         ------------
               Financial (Diversified) - 5.5%
     406,000   Canary Wharf Plc*                                         $  2,524,151
     144,000   Cheung Kong Holdings Ltd.                                    1,169,849
          30   Industrial Credit & Investment Corp. of India Ltd.                  44
     200,000   Land Securities Plc                                          2,858,594
      49,000   Nichiei Co., Ltd.                                            3,713,718
       9,300   Shohkoh Fund                                                 5,201,721
     280,000   Westfield Holdings Ltd.                                      1,655,335
                                                                         ------------
                                                                         $ 17,123,412
                                                                         ------------
               Insurance (Life/Health) - 0.6%
     140,000   Prudential Corp. Plc                                      $  1,846,879
                                                                         ------------
               Insurance (Multi-Line) - 5.4%
       7,000   Allianz AG                                                $  1,912,219
     240,000   Allied Zurich Plc*                                           3,062,016
      32,000   Assurances Generales de France                               1,586,162
      27,000   Axa                                                          3,110,745
      21,000   Axa Colonial Konzern AG                                      1,970,608
     272,727   Royal & Sun Alliance Group Plc                               2,229,990
       5,000   Zurich Allied AG                                             2,937,424
                                                                         ------------
                                                                         $ 16,809,164
                                                                         ------------
               Total Financial                                           $ 64,065,981
                                                                         ------------

               Healthcare - 6.3%
               Healthcare (Drugs/Generic & Other) - 1.0%
     127,000   Sankyo Company Ltd.                                       $  2,989,533
                                                                         ------------
               Healthcare (Drugs/Major Pharmaceuticals) - 3.9%
     112,000   Glaxo Wellcome Plc                                        $  3,133,429
       2,500   Novartis AG                                                  3,624,350
      40,000   Rhone-Poulenc SA                                             1,897,622
         350   Roche Holdings AG                                            3,700,239
                                                                         ------------
                                                                         $ 12,355,640
                                                                         ------------
               Healthcare (Medical Products/Supplies) - 1.4%
     180,000   Terumo Corp.                                              $  4,244,581
                                                                         ------------
               Total Healthcare                                          $ 19,589,754
                                                                         ------------


  The accompanying notes are an integral part of these financial statements.  13

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  5/31/99                                     (continued)
--------------------------------------------------------------------------------


     Shares                                                                     Value

               Technology - 11.9%
               Communications Equipment - 2.6%
      53,107   ECI Telecommunications Ltd.                                $  1,838,830
      28,000   Matsushita Communication Industrial Co., Ltd.                1,797,783
      62,000   Nokia AB                                                     4,376,417
                                                                         ------------
                                                                         $  8,013,030
                                                                         ------------
               Computers (Networking) - 1.0%
      38,000   Equant NV*                                                $  3,130,034
                                                                         ------------
               Computers (Software & Services) - 1.7%
      45,000   Check Point Software Technologies Ltd.*                   $  1,991,250
       7,500   NIIT Ltd.*                                                     316,423
      15,500   NIIT Ltd. (New Shares)*                                        653,039
         300   Pentafour Software & Exports Ltd.                                7,148
      30,800   Satyam Computer Services Ltd.                                  962,948
      13,000   Softbank Corp.                                               1,495,118
                                                                         ------------
                                                                         $  5,425,926
                                                                         ------------
               Electronics (Component Distributors) - 2.6%
      40,000   Philips Electronics NV                                    $  3,430,317
      28,000   Siemens AG                                                   1,883,025
     463,000   Toshiba Corp.                                                2,861,666
                                                                         ------------
                                                                         $  8,175,008
                                                                         ------------
               Electronics (Instrumentation) - 0.6%
     649,500   Elec & Eltek International Co., Ltd.                      $  1,922,520
                                                                         ------------
               Electronics (Semiconductors) - 3.4%
      40,100   Rohm Co., Ltd.                                            $  5,252,217
     500,000   Taiwan Semiconductors Manufacturing Co.*                     1,796,636
      61,000   Tokyo Electron Ltd.                                          3,366,457
                                                                         ------------
                                                                         $ 10,415,310
                                                                         ------------
               Total Technology                                          $ 37,081,828
                                                                         ------------

               Transportation - 2.9%
               Railroads - 1.4%
   1,000,000   Malaysia International Shipping Bhd.                      $  1,750,000
     125,000   Railtrack Group Plc                                          2,563,601
                                                                         ------------
                                                                         $  4,313,601
                                                                         ------------
               Shipping - 1.5%
     102,000   Brambles Industries Ltd.                                  $  2,723,228
     140,000   Peninsular & Orient Steam Navigation Co.                     2,045,882
                                                                         ------------
                                                                         $  4,769,110
                                                                         ------------
               Total Transportation                                      $  9,082,711
                                                                         ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                     Value

               Utilities - 4.2%
               Electric Companies - 2.9%
     400,000   British Energy Plc                                        $  3,573,243
     582,000   HongKong Electric Holdings Ltd.                              1,823,710
     402,000   Scottish Power Plc                                           3,442,376
                                                                         ------------
                                                                         $  8,839,329
                                                                         ------------
               Power Producers (Independent) - 1.3%
      73,000   Veba AG                                                   $  4,163,404
                                                                         ------------
               Total Utilities                                           $ 13,002,733
                                                                         ------------
               TOTAL COMMON STOCKS
               (Cost $282,725,565)                                       $302,945,567
                                                                         ------------
               TOTAL INVESTMENT IN SECURITIES - 100%
               (Cost $290,743,017)(a)(b)(c)                              $312,015,195
                                                                         ============




 *    Non-income producing security.

 + Security is restricted for resale until receipt of shares in six month intervals through January 2000.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 1999, the value of these securities amounted to $3,137,500 or 1.0% of total net assets.

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                                         21.4%
      Japan                                                                  18.6
      France                                                                 11.3
      Germany                                                                 9.6
      Switzerland                                                             6.5
      Italy                                                                   4.7
      Netherlands                                                             4.2
      Finland                                                                 4.2
      Australia                                                               3.8
      Spain                                                                   3.3
      Singapore                                                               2.1
      India                                                                   1.3
      Israel                                                                  1.2
      Brazil                                                                  1.2
      Argentina                                                               1.1
      Mexico                                                                  1.0
      Hong Kong                                                               1.0
      Others (individually less than 1%)                                      3.5
                                                                            ------
                                                                            100.0%
                                                                            ======



  The accompanying notes are an integral part of these financial statements.  15

Pioneer International Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  5/31/99                                     (continued)
--------------------------------------------------------------------------------


(b) At May 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $291,958,013 was as follows:

    Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                          $ 40,084,735
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                          (20,027,553)
                                                                        ------------
    Net unrealized gain                                                 $ 20,057,182
                                                                        ============


(c) At November 30, 1998, the Fund had a net capital loss carryforward of $46,222,643 which will expire in 2006 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1999, aggregated $210,677,314 and $277,759,516, respectively.

16  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET  5/31/99
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $290,743,017)               $312,015,195
   Cash                                                                       24,432
   Foreign currencies, at value                                            3,163,526
   Receivables -
      Investment securities sold                                           5,378,890
      Fund shares sold                                                    13,377,419
      Dividends, interest and foreign taxes withheld                       1,446,694
      Forward foreign currency portfolio hedge contracts,
         open - net                                                          486,885
      Forward foreign currency portfolio hedge contracts,
         closed - net                                                        270,782
   Other                                                                       2,596
                                                                        ------------
         Total assets                                                   $336,166,419
                                                                        ------------

LIABILITIES:
   Payables -
      Investment securities purchased                                   $    345,997
      Fund shares repurchased                                                489,635
      Forward foreign currency settlement hedge contracts - net                1,799
   Due to affiliates                                                         478,891
   Accrued expenses                                                          229,723
   Reserve for repatriation and capital gains taxes                        1,319,847
   Line of credit                                                          6,500,000
                                                                        ------------
         Total liabilities                                              $  9,365,892
                                                                        ------------

NET ASSETS:
   Paid-in capital                                                      $406,062,076
   Accumulated net investment loss                                        (2,225,796)
   Accumulated net realized loss on investments
      and foreign currency transactions                                  (97,544,929)
   Net unrealized gain on investments                                     19,952,331
   Net unrealized gain on forward foreign currency contracts
      and other assets and liabilities denominated in
      foreign currencies                                                     556,845
                                                                        ------------
         Total net assets                                               $326,800,527
                                                                        ============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $270,674,999/15,514,939 shares)                    $      17.45
                                                                        ============
   Class B (based on $48,772,089/2,863,146 shares)                      $      17.03
                                                                        ============
   Class C (based on $7,353,439/434,472 shares)                         $      16.93
                                                                        ============

MAXIMUM OFFERING PRICE:
   Class A                                                              $      18.51
                                                                        ============

  The accompanying notes are an integral part of these financial statements.  17

Pioneer International Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/99


INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $346,997)        $  2,963,659
   Interest (net of foreign taxes withheld of $298)                  251,322
                                                                ------------
         Total investment income
                                                                                $  3,214,981
                                                                                ------------
EXPENSES:
   Management fees                                              $  1,688,897
   Transfer agent fees
      Class A                                                        560,330
      Class B                                                        136,473
      Class C                                                         15,264
   Distribution fees
      Class A                                                        357,516
      Class B                                                        261,778
      Class C                                                         35,468
   Administrative fees                                                75,543
   Custodian fees                                                    213,893
   Registration fees                                                  40,239
   Professional fees                                                  37,196
   Printing                                                           56,393
   Fees and expenses of nonaffiliated trustees                        15,336
   Miscellaneous                                                      43,761
                                                               -------------
         Total expenses                                                         $  3,538,087
         Less fees paid indirectly                                                   (15,021)
                                                                                ------------
         Net expenses                                                           $  3,523,066
                                                                                ------------
            Net investment loss                                                 $   (308,085)
                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments                                              $(39,458,584)
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (127,531)    $(39,586,115)
                                                               ------------     ------------
   Change in net unrealized loss from:
      Investments (including reserve for repatriation
        and capital gains taxes of $1,319,847)                 $ 50,920,175
      Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         1,689,838     $ 52,610,013
                                                               ------------     ------------
      Net gain on investments and foreign currency
        transactions                                                            $ 13,023,898
                                                                                ------------
      Net increase in net assets resulting from operations                      $ 12,715,813
                                                                                ============


18  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
For the Six Months Ended 5/31/99 and the Year Ended 11/30/98

                                                          Six Months
                                                            Ended        Year Ended
                                                           5/31/99        11/30/98

FROM OPERATIONS:
Net investment income (loss)                           $    (308,085)  $   2,054,138
Net realized loss on investments
  and foreign currency transactions                      (39,586,115)    (47,883,839)
Change in net unrealized loss on investments
  and foreign currency transactions                       52,610,013       6,807,286
                                                       -------------   -------------
   Net increase (decrease) in net assets resulting
       from operations                                 $  12,715,813   $ (39,022,415)
                                                       -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.20 and $1.15 per share, respectively)   $  (3,604,256)  $ (19,268,038)
   Class B ($0.01 and $1.00 per share, respectively)         (34,614)     (3,505,142)
   Class C ($0.01 and $1.03 per share, respectively)          (6,844)       (357,766)
Net realized gain:
   Class A ($0.00 and $3.45 per share, respectively)               -     (57,897,428)
   Class B ($0.00 and $3.45 per share, respectively)               -     (12,190,151)
   Class C ($0.00 and $3.45 per share, respectively)               -      (1,209,372)
                                                       -------------   -------------
         Total distributions to shareholders           $  (3,645,714)  $ (94,427,897)
                                                       -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 475,662,071   $ 354,096,823
Reinvestment of distributions                              3,122,545      81,627,184
Cost of shares repurchased                              (539,984,878)   (409,656,326)
                                                       -------------   -------------
   Net increase (decrease) in net assets resulting from
       fund share transactions                         $ (61,200,262)  $  26,067,681
                                                       -------------   -------------
   Net decrease in net assets                          $ (52,130,163)  $(107,382,631)
NET ASSETS:
Beginning of period                                      378,930,690     486,313,321
                                                       -------------   -------------
End of period (including accumulated undistributed net
  investment income (loss) of $(2,225,796) and
  $1,728,003, respectively)                            $ 326,800,527   $ 378,930,690
                                                       =============   =============

  The accompanying notes are an integral part of these financial statements.  19

Pioneer International Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/99 and the Year Ended 11/30/98

CLASS A                       '99 Shares     '99 Amount    '98 Shares      '98 Amount

Shares sold                   21,534,463   $ 370,291,627    12,785,423   $ 236,139,826
Reinvestment of distributions    183,721       3,090,212     3,705,396      68,196,730
Less shares repurchased      (24,545,407)   (424,121,806)  (14,870,731)   (276,970,065)
                             -----------   -------------   -----------   -------------
   Net increase (decrease)    (2,827,223)  $ (50,739,967)    1,620,088   $  27,366,491
                             ===========   =============   ===========   =============
CLASS B
Shares sold                      320,193   $   5,377,475     1,155,440   $  21,251,455
Reinvestment of distributions      1,713          28,248       695,509      12,514,722
Less shares repurchased         (978,448)    (16,367,208)   (1,858,942)    (33,266,363)
                             -----------   -------------   -----------   -------------
   Net increase (decrease)      (656,542)  $ (10,961,485)       (7,993)  $     499,814
                             ===========   =============   ===========   =============
CLASS C
Shares sold                    5,971,478   $  99,992,969     5,432,534   $  96,705,542
Reinvestment of distributions        249           4,085        51,487         915,732
Less shares repurchased       (5,902,125)    (99,495,864)   (5,525,362)    (99,419,898)
                             -----------   -------------   -----------   -------------
   Net increase (decrease)        69,602   $     501,190       (41,341)  $  (1,798,624)
                             ===========   =============   ===========   =============





20  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  5/31/99
--------------------------------------------------------------------------------

                                                  Six Months    Year Ended   Year Ended    Year Ended     Year Ended   Year Ended
                                                 Ended 5/31/99   11/30/98     11/30/97      11/30/96       11/30/95    11/30/94(a)

CLASS A
Net asset value, beginning of period               $  17.14      $  23.66     $  23.39      $  21.21       $  21.55      $ 20.91
                                                   --------      --------     --------      --------       --------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                    $  (0.02)     $   0.14     $   0.13      $   0.10       $  (0.04)     $  0.19
   Net realized and unrealized gain (loss)
      on investments and foreign
      currency transactions                            0.53         (2.06)        1.87          2.32           0.80         1.87
                                                   --------      --------     --------      --------       --------      -------
         Net increase (decrease) from investment
            operations                             $   0.51      $  (1.92)    $   2.00      $   2.42       $   0.76      $  2.06
Distributions to shareholders:
   Net investment income                              (0.20)        (1.15)       (0.26)            -              -        (0.03)
   Net realized gain                                      -         (3.45)       (1.47)        (0.24)         (1.10)       (1.39)
                                                   --------      --------     --------      --------       --------      -------
Net increase (decrease) in net asset value         $   0.31      $  (6.52)    $   0.27      $   2.18       $  (0.34)     $  0.64
                                                   --------      --------     --------      --------       --------      -------
Net asset value, end of period                     $  17.45      $  17.14     $  23.66      $  23.39       $  21.21      $ 21.55
                                                   ========      ========     ========      ========       ========      =======
Total return*                                          2.99%        (9.35)%       9.28%        11.40%          3.81%       10.03%
Ratio of net expenses to average net assets            1.87%**+      1.73%+       1.69%+        1.77%+         2.00%+       1.95%
Ratio of net investment income (loss) to average
   net assets                                         (0.04)%**+     0.60%+       0.51%+        0.26%+        (0.23)%+      0.84%
Portfolio turnover rate                                 125%**        123%         154%          173%           219%         275%
Net assets, end of period (in thousands)           $270,675      $314,381     $395,572      $378,956       $308,488     $282,033
Ratios assuming reduction for fees paid indirectly:
      Net expenses                                     1.86%**       1.72%        1.67%         1.76%          1.98%           -
      Net investment income (loss)                    (0.03)%**      0.61%        0.53%         0.27%         (0.21)%          -

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  21

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  5/31/99
--------------------------------------------------------------------------------


                                                      Six Months    Year Ended  Year Ended  Year Ended  Year Ended   4/4/94 to
                                                     Ended 5/31/99  11/30/98(a)  11/30/97    11/30/96    11/30/95   11/30/94(a)

Class B
Net asset value, beginning of period                   $ 16.63       $ 23.09     $ 22.89      $ 20.94     $ 21.45     $ 21.06
                                                       -------       -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
    Net investment income (loss)                       $ (0.11)      $ (0.04)    $ (0.06)     $  0.15     $ (0.17)    $  0.06
    Net realized and unrealized gain (loss) on
       investments and foreign currency
       transactions                                       0.52         (1.97)       1.85         2.04        0.76        0.33
                                                       -------       -------     -------      -------     -------     -------
        Net increase (decrease) from
            investment operations                      $  0.41       $ (2.01)    $  1.79      $  2.19     $  0.59     $  0.39
Distributions to shareholders:
    Net investment income                                (0.01)        (1.00)      (0.12)           -           -           -
    Net realized gain                                        -         (3.45)      (1.47)       (0.24)      (1.10)          -
                                                       -------       -------     -------      -------     -------     -------
Net increase (decrease) in net asset value             $  0.40       $ (6.46)    $  0.20      $  1.95     $ (0.51)    $  0.39
                                                       -------       -------     -------      -------     -------     -------
Net asset value, end of period                         $ 17.03       $ 16.63     $ 23.09      $ 22.89     $ 20.94     $ 21.45
                                                       =======       =======     =======      =======     =======     =======
Total return*                                             2.47%       (10.09)%      8.44%       10.45%       3.00%       1.85%
Ratio of net expenses to average net assets               2.74**+       2.57%+      2.49%+       2.60%+      2.80%+      3.02%**
Ratio of net investment income (loss) to
    average net assets                                   (0.90)%**+    (0.24)%+    (0.23)%+     (0.51)%+    (1.04)%+     0.72%**
Portfolio turnover rate                                    125%**        123%        154%         173%        219%        275%
Net assets, end of period (in thousands)               $48,772       $58,519     $81,438      $69,056     $34,385     $21,236
Ratios assuming reduction for fees paid indirectly:
      Net expenses                                        2.73%**       2.56%       2.47%        2.58%       2.77%          -
      Net investment loss                                (0.89)%**     (0.23)%     (0.21)%      (0.49)%     (1.01)%         -


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

22  The accompanying notes are an integral part of these financial statements.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  5/31/99
--------------------------------------------------------------------------------

                                                Six Months        Year Ended       Year Ended        1/31/96 to
                                              Ended 5/31/99       11/30/98(a)      11/30/97(a)        11/30/96
CLASS C

Net asset value, beginning of period             $16.53             $22.90           $22.84            $22.46
                                                 ------             ------           ------            ------
Increase (decrease) from investment
      operations:
   Net investment income (loss)                  $(0.11)            $(0.02)          $ 0.00            $ 0.02
   Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions                0.52              (1.87)            1.77              0.60
                                                 ------             ------           ------            ------
         Net increase (decrease) from
            investment operations                $ 0.41             $(1.89)          $ 1.77            $ 0.62
Distributions to shareholders:
   Net investment income                          (0.01)             (1.03)           (0.24)                -
   Net realized gain                                  -              (3.45)           (1.47)            (0.24)
                                                 ------             ------           ------            ------
Net increase (decrease) in net asset value       $ 0.40             $(6.37)          $ 0.06            $ 0.38
                                                 ------             ------           ------            ------
Net asset value, end of period                   $16.93             $16.53           $22.90            $22.84
                                                 ======             ======           ======            ======
Total return*                                      2.50%             (9.55)%           8.45%             2.75%
Ratio of net expenses to average
   net assets                                      2.61%**+           2.38%+           2.50%+            2.36%**+
Ratio of net investment income (loss) to
   average net assets                             (0.81)%**+         (0.13)%+         (0.03)%+           0.13%**+
Portfolio turnover rate                             125%**             123%             154%              173%
Net assets, end of period (in thousands)         $7,353             $6,031           $9,303            $6,078
Ratios assuming reduction for fees paid
   indirectly:
      Net expenses                                 2.58%**            2.35%            2.47%             2.31%**
      Net investment income (loss)                (0.78)%**          (0.10)%           0.00%             0.18%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  23

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  5/31/99
--------------------------------------------------------------------------------


1. Organization and Significant Accounting Policies

Pioneer International Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  5/31/99                               (continued)
--------------------------------------------------------------------------------


C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or repatriation of foreign currencies in certain countries. During the six months ended May 31, 1999, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 1999, the Fund had a reserve of $238,142 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of May 31, 1999, the Fund had a reserve of $1,081,705 related to taxes on the repatriation of foreign currencies.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $54,722 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1999.

F. Class Allocations

   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  5/31/99                               (continued)
--------------------------------------------------------------------------------


   The collateral for all repurchase agreements is held in safe-keeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1999, $262,347 was payable to PIM related to management fees, administrative and certain other expenses.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $123,304 in transfer agent fees payable to PSC at May 31, 1999.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $93,240 in distribution fees payable to PFD at May 31, 1999.

Pioneer International Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1999, CDSCs in the amount of $142,132 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1999, the Fund's expenses were reduced by $15,021 under such arrangements.


6. Forward Foreign Currency Contracts

At May 31, 1999, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1999 were as follows:

                                                                        Net
            Contracts     In Exchange    Settlement                 Unrealized
Currency    To Deliver        For           Date        Value       Gain (Loss)
--------------------------------------------------------------------------------
GBP         (5,975,143)  $(10,000,000)    10/19/99  $ (9,573,942)   $ 426,058
GBP        (26,244,927)   (43,000,000)    11/19/99   (42,059,884)     940,116
JPY     (5,519,990,000)   (45,000,000)     6/16/99   (45,744,157)    (744,157)
KRW     (1,310,000,000)      (939,068)      8/4/99    (1,074,200)    (135,132)
                         ------------               ------------    ---------
                         $(98,939,068)              $(98,452,183)   $ 486,885
                         ============               ============    =========


Pioneer International Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  5/31/99                               (continued)
--------------------------------------------------------------------------------


Included in accumulated net realized gain on forward foreign currency contracts and other assets and liabilities denominated in foreign currencies is $270,782 which represents the realized gain on closed but unsettled portfolio hedges totaling $13,860,932.

At May 31, 1999, the gross forward currency settlement contracts receivable and payable were $4,353,768 and $4,355,567, respectively, resulting in a net payable of $1,799.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the six months ended May 31, 1999 was $1,203,242. The average daily shares outstanding during the period were 20,536,658 resulting in an average borrowing per share of $0.06. The related weighted average annualized interest rate for the period was 5.24%, and the total interest expense on such borrowings was $33,666.

Pioneer International Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareowners and the Board of Trustees of Pioneer International Growth Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer International Growth Fund (the Fund) as of May 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Growth Fund as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 9, 1999
                                                                              31

Pioneer International Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                               Officers

John F. Cogan, Jr.                     John F. Cogan, Jr., Chairman and
Mary K. Bush                              President
Richard H. Egdahl, M.D.                David D. Tripple, Executive Vice President
Margaret B.W. Graham                   Patrick M. Smith, Vice President
John W. Kendrick                       Eric W. Reckard, Treasurer
Marguerite A. Piret                    Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds
  United States                         Taxable
  Pioneer Capital Growth Fund           Pioneer America Income Trust
  Pioneer Growth Shares                 Pioneer Bond Fund
  Pioneer Micro-Cap Fund                Pioneer Short-Term Income Trust
  Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
  Pioneer Small Company Fund
                                        Tax-Exempt
  Global/International                  Pioneer Tax-Free Income Fund
  Pioneer Emerging Markets Fund
  Pioneer Europe Fund                   Money Market Fund
  Pioneer Indo-Asia Fund                Pioneer Cash Reserves Fund
  Pioneer International Growth Fund
  Pioneer World Equity Fund

  Growth and Income Funds
  Pioneer Fund
  Pioneer II
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Real Estate Shares

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------


Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
Traditional IRA
A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2, although there are income limits for contributions at any age.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.




         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------


Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone SM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------


  We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

  Call us for:

  Account Information, including existing accounts,
  new accounts, propectuses, applications
  and service forms                                               1-800-225-6292

  FactFone(SM) for automated fund yields, prices,
  account information and transactions                            1-800-225-4321

  Retirement plans information                                    1-800-622-0176

  Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

  Write to us:

  Pioneering Services Corporation
  60 State Street
  Boston, Massachusetts 02109

  Our toll-free fax                                               1-800-225-4240

  Our internet e-mail address                               ask.pioneer@piog.com
  (for general questions about Pioneer only)


  Visit our web site:                                       www.pioneerfunds.com


  This report must be preceded or accompanied by a current Fund prospectus.

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

[Pioneer logo]  Pioneer Investment Management, Inc.               0799-6710
                60 State Street                              (C)  Pioneer Funds Distributor, Inc.
                Boston, Massachusetts 02109                  [recycle symbol]  Printed on Recycled Paper
                www.pioneerfunds.com


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